UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

ITEM	1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2019

QS

STRATEGIC REAL RETURN FUND

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of QS Strategic Real Return Fund for the six-month reporting period ended March 31, 2019. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 26, 2019

II	QS Strategic Real Return Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended March 31, 2019 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2018 U.S. gross domestic product (“GDP”)i growth was 3.4%. Fourth quarter 2018 GDP growth then moderated to 2.2%. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2019 GDP growth, released after the reporting period ended, was 3.2%. The acceleration in GDP growth during the first quarter of 2019 was attributed to an upturn in state and local government spending, increases in private inventory investment and exports, and a smaller decrease in residential investment. These movements were partly offset by decelerations in personal consumption expenditures and nonresidential fixed investment, along with a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on March 31, 2019, the unemployment rate was 3.8%, versus 3.7% when the period began. This modest uptick was partially due to an increase in the workforce participation rate. The percentage of longer-term unemployed declined during the reporting period. In March 2019, 21.1% of Americans looking for a job had been out of work for more than six months, versus 22.5% when the period began.

QS Strategic Real Return Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed continued tightening its monetary policy, as it raised interest rates once during the reporting period and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meeting that ended on December 19, 2018, to a range between 2.25% and 2.50%. This represented the Fed’s fourth rate hike in 2018. However, at its meeting that concluded on January 30, 2019, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….” Finally, at its meeting that concluded on March 20, 2019, most Federal Open Market Committee (“FOMC”)iv members indicated that they did not feel additional rate hikes would be needed in 2019.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market produced choppy results and posted a negative return during the reporting period. The market fell sharply over two of the first three months of the reporting period. This was attributed to trade war concerns, indications that the Fed would continue monetary tightening, and fears of moderating growth and corporate profits. The market then reversed course and moved higher over the last three months of the reporting period. This turnaround was triggered by corporate earnings that were strong overall, the Fed’s indication of a pause in raising interest rates and signs of progress in trade negotiations between the U.S. and China. All told, for the six months ended March 31, 2019, the S&P 500 Indexv returned -1.72%.

Looking at the U.S. stock market more closely, large-cap stocks, as measured by the Russell 1000 Indexvi, returned -1.76% over the reporting period. In contrast, mid-cap stocks, as measured by the Russell Midcap Indexvii, returned -1.38%, whereas small-cap stocks, as measured by the Russell 2000 Indexviii, generated the weakest relative results, returning -8.56%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned -2.80% and -1.76%, respectively, during the six months ended March 31, 2019.

Q. What was the inflationary environment during the reporting period?

A. Inflation was well contained during the reporting period. For the six months ended March 31, 2019, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)xi, was 0.70%. The CPI-U less food and energy was 1.32% over the same period. Inflation-protected securities generated a positive return during the reporting period. For the six months ended March 31, 2019, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexxii gained

2.76%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term U.S. Treasury yields declined during the six-month reporting period ended March 31, 2019. The yield for the two-year Treasury

IV	QS Strategic Real Return Fund

note began the reporting period at 2.81% and ended the period at 2.27%. The low for the period of 2.22% took place on March 27, 2019, and the peak for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 3.05% and ended the period at 2.41%. The low for the period of 2.39% took place on March 27, 2019, and the high for the period of 3.24% took place on November 8, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted positive absolute returns during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments, concerns over the trade conflict between the U.S. and China, and periods of investor risk aversion. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexxiii, returned 4.63% during the six-month reporting period ended March 31, 2019.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxiv, returned 2.39% for the six months ended March 31, 2019. The high-yield market posted weak results over the first three months of the reporting period as investor risk aversion was elevated and there were concerns that Fed rate hikes might negatively impact the economic expansion. However, the high-yield market then rallied over the last three months of the period. This turnaround was driven by corporate earnings that were strong overall, the Fed’s intention to not raise interest rates in 2019 and robust investor demand.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xv returned 5.32% during the six months ended March 31, 2019. The asset class fell sharply over the first month of the reporting period, due to rising U.S. interest rates, an appreciating U.S. dollar and investor risk aversion. After treading water the next month, the asset class rallied sharply over the last four months of the period. Investor sentiment for the asset class improved as the Fed announced an end to rate hikes in 2019, the U.S. dollar weakened at times and U.S. interest rates declined.

Performance review

For the six months ended March 31, 2019, Class A shares of QS Strategic Real Return Fund, excluding sales charges, returned -2.07%. The Fund’s unmanaged benchmark, Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index, returned 2.76% for the same period. The Composite Indexxvi, representing the Fund’s underlying investments, returned -1.25% over the same time frame. The Lipper Flexible Portfolio Funds Category Average1 returned -1.63% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 640 funds in the Fund’s Lipper category, and excluding sales charges, if any.

QS Strategic Real Return Fund	V

Investment commentary (cont’d)

Performance Snapshot as of March 31, 2019 (unaudited)
(excluding sales charges)	6 months
QS Strategic Real Return Fund:
Class A	-2.07%
Class A2	-2.22%
Class C	-2.42%
Class I	-2.01%
Class IS	-1.86%
Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index	2.76%
Composite Index	-1.25%
Lipper Flexible Portfolio Funds Category Average	-1.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2019, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.57%, 1.66%, 2.37%, 1.21% and 1.14%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of exchange-traded funds (“ETFs”)), dividend expense on short sales, taxes and extraordinary expenses, to average net assets will not exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to these arrangements. These expense limitation arrangements take into account the expenses of the underlying funds. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

VI	QS Strategic Real Return Fund

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 26, 2019

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to market and price fluctuations. The Fund is non-diversified, and therefore it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage, which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. The Fund is subject to the illiquidity, credit and interest rate risks of REITs, as well as risks associated with small-and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (ETNs) and master limited partnerships (MLPs). Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS Strategic Real Return Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

xii	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

xiii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xiv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xvi

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% FTSE 1-Month U.S. Treasury Bill Index. The Composite Index is hedged to 50% exposure to the U.S. dollar, as defined by the U.S. Dollar Index (USDX). The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 50% U.S. dollar, 50% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions.

VIII	QS Strategic Real Return Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2019 and September 30, 2018 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS Strategic Real Return Fund 2019 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2018 and held for the six months ended March 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-2.07%	$1,000.00	$979.30	1.34%	$6.61	Class A	5.00%	$1,000.00	$1,018.25	1.34%	$6.74
Class A2	-2.22	1,000.00	977.80	1.53	7.54	Class A2	5.00	1,000.00	1,017.30	1.53	7.70
Class C	-2.42	1,000.00	975.80	2.09	10.30	Class C	5.00	1,000.00	1,014.51	2.09	10.50
Class I	-2.01	1,000.00	979.90	1.09	5.38	Class I	5.00	1,000.00	1,019.50	1.09	5.49
Class IS	-1.86	1,000.00	981.40	0.98	4.84	Class IS	5.00	1,000.00	1,020.04	0.98	4.94

2	QS Strategic Real Return Fund 2019 Semi-Annual Report

[1]	For the six months ended March 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

QS Strategic Real Return Fund 2019 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

March 31, 2019

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 35.8%
U.S. Treasury Bonds, Inflation Indexed	0.125%	4/15/20	1,934,748	$1,925,914
U.S. Treasury Bonds, Inflation Indexed	1.125%	1/15/21	1,001,083	1,014,007
U.S. Treasury Bonds, Inflation Indexed	0.125%	4/15/22	7,017,436	6,946,133
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	3,804,630	4,197,889
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	889,117	982,126
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	357,944	454,521
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	5,158,516	6,114,454
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	4,271,937	5,645,224
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	349,374	436,026
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	712,640	894,191
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	5,238,194	5,790,274
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,282,704	1,233,312
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	300,090	307,956
Total U.S. Treasury Inflation Protected Securities (Cost — $35,172,552)				35,942,027

			Shares
Common Stocks — 20.0%
Communication Services — 1.5%
Diversified Telecommunication Services — 0.7%
AT&T Inc.			3,849	120,705
China Telecom Corp. Ltd., Class H Shares			268,000	148,842	(a)
China Unicom Hong Kong Ltd.			76,000	96,998	(a)
KT Corp., ADR			7,042	87,602
LG Uplus Corp.			6,096	82,982	(a)
Nippon Telegraph & Telephone Corp.			4,336	184,303	(a)
Total Diversified Telecommunication Services				721,432
Interactive Media & Services — 0.3%
Alphabet Inc., Class A Shares			166	195,363	*
Facebook Inc., Class A Shares			668	111,349	*
Total Interactive Media & Services				306,712
Media — 0.2%
CBS Corp., Class B Shares, Non Voting Shares			2,673	127,048
Wireless Telecommunication Services — 0.3%
KDDI Corp.			6,500	140,209	(a)
T-Mobile US Inc.			2,400	165,840	*
Total Wireless Telecommunication Services				306,049
Total Communication Services				1,461,241

See Notes to Consolidated Financial Statements.

4	QS Strategic Real Return Fund 2019 Semi-Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Consumer Discretionary — 2.6%
Automobiles — 0.2%
Mazda Motor Corp.	7,400	$82,990	(a)
Subaru Corp.	3,400	77,717	(a)
Total Automobiles		160,707
Hotels, Restaurants & Leisure — 0.7%
Brinker International Inc.	2,465	109,397
Genting Singapore Ltd.	151,800	116,720	(a)
Jack in the Box Inc.	1,293	104,811
Las Vegas Sands Corp.	1,700	103,632
Sands China Ltd.	22,800	114,561	(a)
Wyndham Destination Inc.	1,323	53,568
Yum! Brands Inc.	1,236	123,365
Total Hotels, Restaurants & Leisure		726,054
Household Durables — 0.3%
Electrolux AB, Class B Shares	4,795	122,998	(a)
Persimmon PLC	3,125	88,557	(a)
Taylor Wimpey PLC	34,406	78,819	(a)
Total Household Durables		290,374
Internet & Direct Marketing Retail — 0.3%
Amazon.com Inc.	190	338,342	*
Specialty Retail — 0.9%
Home Depot Inc.	1,410	270,565
Lowe’s Cos. Inc.	2,422	265,136
Ross Stores Inc.	1,937	180,335
TJX Cos. Inc.	3,170	168,676
Total Specialty Retail		884,712
Textiles, Apparel & Luxury Goods — 0.2%
Burberry Group PLC	3,780	96,543	(a)
Pandora A/S	1,198	56,144	(a)
Under Armour Inc., Class A Shares	4,000	84,560	*
Total Textiles, Apparel & Luxury Goods		237,247
Total Consumer Discretionary		2,637,436
Consumer Staples — 1.3%
Beverages — 0.2%
Kirin Holdings Co. Ltd.	7,000	167,581	(a)
Food & Staples Retailing — 0.4%
J Sainsbury PLC	25,000	76,840	(a)
Tesco PLC	41,300	124,937	(a)

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2019

QS Strategic Real Return Fund

Security	Shares	Value
Food & Staples Retailing — continued
Wal-Mart de Mexico SAB de CV	36,000	$96,240
Walmart Inc.	1,518	148,051
Total Food & Staples Retailing		446,068
Food Products — 0.2%
Archer-Daniels-Midland Co.	3,220	138,879
Morinaga & Co. Ltd.	2,400	104,422	(a)
Total Food Products		243,301
Household Products — 0.2%
Church & Dwight Co. Inc.	2,230	158,843
Personal Products — 0.2%
Estee Lauder Cos. Inc., Class A Shares	778	128,798
Hengan International Group Co. Ltd.	12,000	105,169	(a)
Total Personal Products		233,967
Tobacco — 0.1%
KT&G Corp.	746	68,021	(a)
Total Consumer Staples		1,317,781
Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
China Petroleum & Chemical Corp., Class H Shares	160,000	126,182	(a)
Eni SpA	5,776	102,037	(a)
Exxon Mobil Corp.	1,048	84,678
OMV AG	2,919	158,326	(a)
Petroleo Brasileiro SA, ADR	9,904	141,627
Polskie Gornictwo Naftowe i Gazownictwo SA, Class I Shares	55,701	90,770	(a)
Repsol SA	6,644	113,707	(a)
Royal Dutch Shell PLC, Class A Shares	3,628	113,825	(a)
Valero Energy Corp.	2,000	169,660
Total Energy		1,100,812
Financials — 4.1%
Banks — 2.1%
Banco Bilbao Vizcaya Argentaria SA	17,000	97,215	(a)
Bank of America Corp.	10,209	281,666
BNP Paribas SA	2,233	107,022	(a)
Canadian Imperial Bank of Commerce	2,100	165,945
Citigroup Inc.	3,433	213,601
Citizens Financial Group Inc.	5,376	174,720
Danske Bank A/S	4,373	76,805	(a)
Fifth Third Bancorp	4,333	109,278

See Notes to Consolidated Financial Statements.

6	QS Strategic Real Return Fund 2019 Semi-Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Banks — continued
ING Groep NV	8,000	$96,971	(a)
JPMorgan Chase & Co.	2,182	220,884
Lloyds Banking Group PLC	204,717	166,063	(a)
National Bank of Canada	4,400	198,574
Wells Fargo & Co.	4,100	198,112
Total Banks		2,106,856
Capital Markets — 0.2%
Ameriprise Financial Inc.	894	114,521
Morgan Stanley	3,300	139,260
Total Capital Markets		253,781
Consumer Finance — 0.2%
Capital One Financial Corp.	2,091	170,814
Insurance — 1.6%
Aegon NV	21,112	101,642	(a)
Allianz SE, Registered Shares	1,157	257,339	(a)
Allstate Corp.	2,131	200,698
AXA SA	5,029	126,724	(a)
Axis Capital Holdings Ltd.	1,232	67,489
DB Insurance Co. Ltd.	1,293	78,253	(a)
Hannover Rueck SE	889	127,641	(a)
Legal & General Group PLC	31,700	113,756	(a)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	500	118,344	(a)
Prudential Financial Inc.	1,232	113,196
Swiss Life Holding AG, Registered Shares	358	157,812	(a)
Swiss Re AG	1,657	161,979	(a)
Total Insurance		1,624,873
Total Financials		4,156,324
Health Care — 2.2%
Biotechnology — 0.6%
Amgen Inc.	1,163	220,947
Biogen Inc.	528	124,809	*
Regeneron Pharmaceuticals Inc.	280	114,973	*
United Therapeutics Corp.	808	94,835	*
Total Biotechnology		555,564
Health Care Equipment & Supplies — 0.6%
Baxter International Inc.	2,294	186,525
Edwards Lifesciences Corp.	800	153,064	*

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2019

QS Strategic Real Return Fund

Security	Shares	Value
Health Care Equipment & Supplies — continued
Hoya Corp.	2,300	$152,191	(a)
Masimo Corp.	1,169	161,649	*
Total Health Care Equipment & Supplies		653,429
Health Care Providers & Services — 0.7%
Cigna Corp.	637	102,442
CVS Health Corp.	2,120	114,332
Humana Inc.	545	144,970
McKesson Corp.	610	71,407
UnitedHealth Group Inc.	855	211,407
WellCare Health Plans Inc.	372	100,347	*
Total Health Care Providers & Services		744,905
Pharmaceuticals — 0.3%
Merck & Co. Inc.	1,702	141,555
Shionogi & Co. Ltd.	2,100	130,210	(a)
Total Pharmaceuticals		271,765
Total Health Care		2,225,663
Industrials — 2.4%
Aerospace & Defense — 0.6%
Boeing Co.	733	279,581
Safran SA	1,600	219,541	(a)
Spirit AeroSystems Holdings Inc., Class A Shares	1,505	137,752
Total Aerospace & Defense		636,874
Airlines — 0.3%
Qantas Airways Ltd.	37,336	150,226	(a)
Southwest Airlines Co.	2,641	137,095
Total Airlines		287,321
Building Products — 0.1%
Owens Corning	2,001	94,287
Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA	2,668	117,287	(a)
HOCHTIEF AG	516	74,683	(a)
Total Construction & Engineering		191,970
Electrical Equipment — 0.1%
Rockwell Automation Inc.	589	103,346
Industrial Conglomerates — 0.1%
LG Corp.	1,386	94,665	(a)

See Notes to Consolidated Financial Statements.

8	QS Strategic Real Return Fund 2019 Semi-Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Machinery — 0.4%
CNH Industrial NV	11,035	$112,533	(a)
Cummins Inc.	1,129	178,235
Illinois Tool Works Inc.	910	130,613
Total Machinery		421,381
Professional Services — 0.1%
ManpowerGroup Inc.	1,639	135,529
Road & Rail — 0.1%
Union Pacific Corp.	730	122,056
Trading Companies & Distributors — 0.3%
Marubeni Corp.	11,000	76,412	(a)
Sumitomo Corp.	5,200	72,130	(a)
WW Grainger Inc.	300	90,279
Total Trading Companies & Distributors		238,821
Transportation Infrastructure — 0.1%
Aena SME SA	548	98,706	(a)
Total Industrials		2,424,956
Information Technology — 2.8%
Communications Equipment — 0.3%
Cisco Systems Inc.	5,737	309,741
Electronic Equipment, Instruments & Components — 0.2%
Hitachi Ltd.	5,200	168,949	(a)
IT Services — 0.1%
Visa Inc., Class A Shares	853	133,230
Semiconductors & Semiconductor Equipment — 0.6%
Applied Materials Inc.	4,488	177,994
KLA-Tencor Corp.	727	86,811
NVIDIA Corp.	811	145,623
Texas Instruments Inc.	1,717	182,123
Total Semiconductors & Semiconductor Equipment		592,551
Software — 0.4%
Microsoft Corp.	2,014	237,531
VMware Inc., Class A Shares	670	120,942
Total Software		358,473
Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc.	2,963	562,822
FUJIFILM Holdings Corp.	4,000	182,249	(a)

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2019

QS Strategic Real Return Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — continued
HP Inc.	8,802	$171,023
Samsung Electronics Co. Ltd.	7,200	283,137	(a)
Total Technology Hardware, Storage & Peripherals		1,199,231
Total Information Technology		2,762,175
Materials — 1.0%
Chemicals — 0.3%
Chemours Co.	2,245	83,424
Covestro AG	916	50,391	(a)
Huntsman Corp.	5,489	123,448
Total Chemicals		257,263
Metals & Mining — 0.5%
Anglo American PLC	4,271	114,674	(a)
Glencore PLC	20,620	85,761	(a)
POSCO	349	78,050	(a)
Rio Tinto PLC	2,643	153,773	(a)
South32 Ltd.	42,949	113,988	(a)
Total Metals & Mining		546,246
Paper & Forest Products — 0.2%
UPM-Kymmene oyj	5,000	146,015	(a)
Total Materials		949,524
Real Estate — 0.5%
Real Estate Management & Development — 0.5%
China Vanke Co., Ltd., Class H Shares	29,400	123,573	(a)
Country Garden Holdings Co., Ltd.	111,000	173,326	(a)
Jones Lang LaSalle Inc.	719	110,855
Shimao Property Holdings Ltd.	36,000	112,805	(a)
Total Real Estate		520,559
Utilities — 0.5%
Electric Utilities — 0.2%
Korea Electric Power Corp.	3,600	94,728	*(a)
Tohoku Electric Power Co. Inc.	7,500	95,745	(a)
Total Electric Utilities		190,473
Independent Power and Renewable Electricity Producers — 0.2%
NRG Energy Inc.	4,281	181,857
Multi-Utilities — 0.1%
AGL Energy Ltd.	6,000	92,779	(a)
Total Utilities		465,109
Total Common Stocks (Cost — $15,770,538)		20,021,580

See Notes to Consolidated Financial Statements.

10	QS Strategic Real Return Fund 2019 Semi-Annual Report

QS Strategic Real Return Fund

Security			Shares	Value
Investments in Underlying Funds — 16.8%
FlexShares Quality Dividend Index Fund			88,762	$3,976,538
iShares Core High Dividend ETF			6,842	638,290
Vanguard Mega Cap Value ETF			22,651	1,767,458
Vanguard REIT ETF			120,006	10,429,721
Total Investments in Underlying Funds (Cost — $11,389,172)				16,812,007

	Rate	Maturity Date	Face Amount†
U.S. Government & Agency Obligations — 16.2%
U.S. Government Obligations — 16.2%
U.S. Treasury Bills	2.397%	6/20/19	9,000,000	8,952,820	(b)
U.S. Treasury Bills	2.423%	9/12/19	7,400,000	7,320,358	(b)
Total U.S. Government & Agency Obligations (Cost — $16,268,585)				16,273,178
Corporate Bonds & Notes — 2.9%
Energy — 1.9%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	50,000	51,149
Oil, Gas & Consumable Fuels — 1.8%
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	40,000	43,602
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	190,000	231,287
Apache Corp., Senior Notes	2.625%	1/15/23	29,000	28,282
Apache Corp., Senior Notes	5.100%	9/1/40	30,000	29,550
Apache Corp., Senior Notes	4.750%	4/15/43	230,000	216,678
BP Capital Markets PLC, Senior Notes	3.119%	5/4/26	50,000	49,934
BP Capital Markets PLC, Senior Notes	3.588%	4/14/27	240,000	244,034
Devon Energy Corp., Senior Notes	5.850%	12/15/25	230,000	261,194
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	50,000	50,776
Noble Energy Inc., Senior Notes	3.900%	11/15/24	50,000	50,496
Noble Energy Inc., Senior Notes	5.250%	11/15/43	230,000	234,893
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	100,000	99,559
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	100,000	102,750
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	160,000	200,198
Total Oil, Gas & Consumable Fuels				1,843,233
Total Energy				1,894,382
Materials — 1.0%
Metals & Mining — 1.0%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	200,000	206,500	(c)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	200,000	194,609	(c)

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2019

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
ArcelorMittal, Senior Notes	6.125%	6/1/25	40,000		$44,301
ArcelorMittal, Senior Notes	7.000%	10/15/39	60,000		68,421
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	50,000		54,158
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	40,000		40,431	(c)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	50,000		48,567	(c)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	90,000		86,519	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	220,000		229,671
Teck Resources Ltd., Senior Notes	3.750%	2/1/23	40,000		39,989
Total Materials					1,013,166
Total Corporate Bonds & Notes (Cost — $2,864,287)					2,907,548
Non-U.S. Treasury Inflation Protected Securities — 0.4%
Brazil — 0.4%
Brazil Notas do Tesouro Nacional Serie B, Notes (Cost — $428,988)	6.000%	8/15/30	1,487,661	BRL	439,072
Sovereign Bonds — 0.2%
Indonesia — 0.2%
Indonesia Government International Bond, Senior Notes (Cost — $198,368)	4.350%	1/11/48	200,000		197,416
Total Investments before Short-Term Investments (Cost — $82,092,490)					92,592,828

			Shares
Short-Term Investments — 5.6%
Invesco Government & Agency Portfolio, Institutional Class	2.370%		5,301,883		5,301,883
Dreyfus Government Cash Management, Institutional Shares	2.385%		62,623		62,623
Invesco Treasury Portfolio, Institutional Class	2.371%		217,082		217,082
Total Short-Term Investments (Cost — $5,581,588)					5,581,588
Total Investments — 97.9% (Cost — $87,674,078)					98,174,416
Other Assets in Excess of Liabilities — 2.1%					2,108,845
Total Net Assets — 100.0%					$100,283,261

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Rate shown represents yield-to-maturity.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

See Notes to Consolidated Financial Statements.

12	QS Strategic Real Return Fund 2019 Semi-Annual Report

QS Strategic Real Return Fund

Abbreviations used in this schedule:

ADR	— American Depositary Receipts

BRL	— Brazilian Real

ETF	— Exchange-Traded Fund

REIT	— Real Estate Investment Trust

At March 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
E-mini S&P 500 Index	3	6/19	$418,365	$425,670	$7,305
DAX Index	2	6/19	648,012	646,941	(1,071)
Euro-Bund	91	6/19	16,646,206	16,979,863	333,657
FTSE 100 Index	13	6/19	1,195,249	1,221,040	25,791
S&P GSCI	188	4/19	19,949,940	20,388,600	438,660
S&P/TSX 60 Index	14	6/19	2,004,179	2,005,373	1,194
SPI 200 Index	19	6/19	2,085,067	2,081,316	(3,751)
Topix Index	6	6/19	862,673	861,861	(812)
United Kingdom Long Gilt	45	6/19	7,458,222	7,582,408	124,186
					925,159
Contracts to Sell:
Australian 10-Year Bonds	62	6/19	5,987,447	6,099,688	(112,241)
Canadian 10-Year Bonds	102	6/19	10,403,130	10,612,549	(209,419)
Euro-Bund	11	6/19	2,023,634	2,052,511	(28,877)
U.S. Treasury 5-Year Notes	20	6/19	2,306,522	2,316,563	(10,041)
U.S. Treasury 10-Year Notes	82	6/19	10,039,572	10,185,937	(146,365)
U.S. Treasury Long-Term Bonds	11	6/19	1,611,375	1,646,219	(34,844)
					(541,787)
Net unrealized appreciation on open futures contracts					$383,372

At March 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	10,934,664	USD	99,033	Goldman Sachs Group Inc.	4/1/19	$(349)
CHF	1,064,000	USD	1,062,205	Bank of New York	4/15/19	8,050
SEK	100,000	USD	10,844	Bank of New York	4/15/19	(75)
GBP	161,000	USD	212,398	Citibank N.A.	4/15/19	(2,527)
JPY	100,000	USD	912	Citibank N.A.	4/15/19	(9)
JPY	7,600,000	USD	68,488	Citibank N.A.	4/15/19	185
JPY	447,800,000	USD	4,035,377	Citibank N.A.	4/15/19	10,889

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Semi-Annual Report	13

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2019

QS Strategic Real Return Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Appreciation Unrealized (Depreciation)
NOK	14,340,000	USD	1,681,529	Citibank N.A.	4/15/19	$(17,810)
NOK	16,880,000	USD	1,969,562	Citibank N.A.	4/15/19	(11,154)
NZD	2,899,000	USD	1,988,195	Citibank N.A.	4/15/19	(13,360)
USD	39,671	NOK	340,000	Citibank N.A.	4/15/19	225
USD	227,693	NZD	332,000	Citibank N.A.	4/15/19	1,530
AUD	4,000	USD	2,845	HSBC Securities Inc.	4/15/19	(4)
AUD	292,000	USD	206,951	HSBC Securities Inc.	4/15/19	454
AUD	2,777,000	USD	1,968,157	HSBC Securities Inc.	4/15/19	4,316
CAD	1,250,000	USD	932,008	HSBC Securities Inc.	4/15/19	3,771
CAD	2,975,000	USD	2,234,956	HSBC Securities Inc.	4/15/19	(7,801)
CAD	6,137,000	USD	4,610,395	HSBC Securities Inc.	4/15/19	(16,093)
EUR	478,000	USD	542,019	HSBC Securities Inc.	4/15/19	(5,069)
EUR	14,966,000	USD	16,975,268	HSBC Securities Inc.	4/15/19	(163,551)
GBP	316,000	USD	418,462	HSBC Securities Inc.	4/15/19	(6,542)
GBP	2,648,000	USD	3,506,607	HSBC Securities Inc.	4/15/19	(54,821)
MXN	38,070,000	USD	1,959,371	HSBC Securities Inc.	4/15/19	(3,264)
SEK	11,510,000	USD	1,239,822	HSBC Securities Inc.	4/15/19	(302)
USD	5,050	CHF	5,000	HSBC Securities Inc.	4/15/19	21
USD	590,924	CHF	592,000	HSBC Securities Inc.	4/15/19	(4,556)
USD	4,193,343	EUR	3,697,000	HSBC Securities Inc.	4/15/19	40,401
USD	1,383	NZD	2,000	HSBC Securities Inc.	4/15/19	21
USD	1,924,902	SEK	17,870,000	HSBC Securities Inc.	4/15/19	468
USD	3,375	EUR	3,000	Goldman Sachs Group Inc.	4/17/19	4
USD	5,688	EUR	5,000	Goldman Sachs Group Inc.	4/17/19	71
USD	13,621	EUR	12,000	Goldman Sachs Group Inc.	4/17/19	139
USD	42,913	EUR	37,000	Goldman Sachs Group Inc.	4/17/19	1,343
Total						$(235,399)

Abbreviations used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

SEK	— Swedish Krona

USD	— United States Dollar

See Notes to Consolidated Financial Statements.

14	QS Strategic Real Return Fund 2019 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited)

March 31, 2019

Assets:
Investments, at value (Cost — $87,674,078)	$98,174,416
Cash	3,036
Foreign currency, at value (Cost — $51,806)	50,949
Foreign currency collateral for open futures contracts, at value (Cost — $1,585,120)	1,583,707
Deposits with brokers for open futures contracts	478,026
Interest and dividends receivable	358,963
Unrealized appreciation on forward foreign currency contracts	71,888
Receivable from broker — variation margin on open futures contracts	187,187
Receivable for Fund shares sold	117
Prepaid expenses	46,786
Total Assets	100,955,075

Liabilities:
Unrealized depreciation on forward foreign currency contracts	307,287
Payable for securities purchased	98,939
Payable for Fund shares repurchased	90,030
Investment management fee payable	49,948
Trustees’ fees payable	1,769
Service and/or distribution fees payable	429
Accrued expenses	123,412
Total Liabilities	671,814
Total Net Assets	$100,283,261

Net Assets:
Par value (Note 7)	$91
Paid-in capital in excess of par value	92,516,599
Total distributable earnings (loss)	7,766,571
Total Net Assets	$100,283,261

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Semi-Annual Report	15

Consolidated statement of assets and liabilities (unaudited) (cont’d)

March 31, 2019

Net Assets:
Class A	$270,019
Class A2	$1,278,747
Class C	$121,529
Class I	$1,718,785
Class IS	$96,894,181

Shares Outstanding:
Class A	24,546
Class A2	118,365
Class C	11,372
Class I	153,019
Class IS	8,744,855

Net Asset Value:
Class A (and redemption price)	$11.00
Class A2 (and redemption price)	$10.80
Class C*	$10.69
Class I (and redemption price)	$11.23
Class IS (and redemption price)	$11.08
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.67
Class A2 (based on maximum initial sales charge of 5.75%)	$11.46

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Consolidated Financial Statements.

16	QS Strategic Real Return Fund 2019 Semi-Annual Report

Consolidated statement of operations (unaudited)

For the Six Months Ended March 31, 2019

Investment Income:
Dividends	$483,470
Interest	458,702
Less: Foreign taxes withheld	(9,214)
Total Investment Income	932,958

Expenses:
Investment management fee (Note 2)	368,638
Fund accounting fees	61,821
Registration fees	42,309
Audit and tax fees	42,261
Legal fees	18,100
Commodity pool reports	13,772
Shareholder reports	10,139
Trustees’ fees	7,685
Transfer agent fees (Note 5)	3,496
Service and/or distribution fees (Notes 2 and 5)	2,590
Insurance	1,048
Fees recaptured by investment manager (Note 2)	508
Interest expense	54
Custody fees	(3,531)
Miscellaneous expenses	5,539
Total Expenses	574,429
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(85,056)
Net Expenses	489,373
Net Investment Income	443,585

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	947,839
Futures contracts	(1,021,580)
Forward foreign currency contracts	(1,051,646)
Foreign currency transactions	(8,079)
Net Realized Loss	(1,133,466)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(454,926)
Futures contracts	(453,267)
Forward foreign currency contracts	(498,256)
Foreign currencies	(473)
Change in Net Unrealized Appreciation (Depreciation)	(1,406,922)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,540,388)
Decrease in Net Assets From Operations	$(2,096,803)

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Semi-Annual Report	17

Consolidated statements of changes in net assets

For the Six Months Ended March 31, 2019 (unaudited) and the Year Ended September 30, 2018	2019	2018

Operations:
Net investment income	$443,585	$1,642,141
Net realized gain (loss)	(1,133,466)	5,844,333
Change in net unrealized appreciation (depreciation)	(1,406,922)	(551,333)
Increase (Decrease) in Net Assets From Operations	(2,096,803)	6,935,141

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(8,422,661)	(4,353,958)
Decrease in Net Assets From Distributions to Shareholders	(8,422,661)	(4,353,958)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	971,250	2,168,546
Reinvestment of distributions	8,416,419	4,351,094
Cost of shares repurchased	(5,067,219)	(7,914,758)
Increase (Decrease) in Net Assets From Fund Share Transactions	4,320,450	(1,395,118)
Increase (Decrease) in Net Assets	(6,199,014)	1,186,065

Net Assets:
Beginning of period	106,482,275	105,296,210
End of period(b)	$100,283,261	$106,482,275

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 8. For the year ended September 30, 2018, distributions from net investment income and net realized gains were $1,554,012 and $2,799,946, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 8. For the year ended September 30, 2018, end of year net assets included undistributed net investment income of $3,602,850.

See Notes to Consolidated Financial Statements.

18	QS Strategic Real Return Fund 2019 Semi-Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2019[2]	2018	2017	2016	2015	2014[3]	2013[4]

Net asset value, beginning of period	$12.24	$11.93	$11.63	$11.57	$13.78	$14.20	$14.16

Income (loss) from operations:
Net investment income (loss)	0.03	0.13	0.05	0.01	(0.06)	0.04	0.06
Net realized and unrealized gain (loss)	(0.34)	0.60	0.49	0.48	(1.96)	(0.06)	0.26
Total income (loss) from operations	(0.31)	0.73	0.54	0.49	(2.02)	(0.02)	0.32

Less distributions from:
Net investment income	(0.49)	(0.10)	—	—	—	—	(0.22)
Net realized gains	(0.44)	(0.32)	(0.24)	(0.43)	(0.19)	(0.40)	(0.06)
Total distributions	(0.93)	(0.42)	(0.24)	(0.43)	(0.19)	(0.40)	(0.28)

Net asset value, end of period	$11.00	$12.24	$11.93	$11.63	$11.57	$13.78	$14.20
Total return[5]	(2.07)%	6.32%	4.75%	4.41%	(14.82)%	(0.15)%	2.27%

Net assets, end of period (000s)	$270	$324	$551	$1,143	$1,864	$3,697	$5,156

Ratios to average net assets:
Gross expenses[6]	1.62%[7]	1.54%	1.49%[8]	1.47%[8]	1.49%[8]	1.58%[7]	1.52%
Net expenses[6,9,10]	1.34 [7]	1.33	1.33 [8]	1.33 [8]	1.32 [8]	1.32 [7]	1.32
Net investment income (loss)	0.55 [7]	1.11	0.46	0.07	(0.49)	0.32 [7]	0.41

Portfolio turnover rate	19%	61%	42%	41%	65%	25%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2019 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Semi-Annual Report	19

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2019[2]	2018	2017	2016	2015	2014[3]	2013[4]

Net asset value, beginning of period	$12.05	$11.77	$11.50	$11.47	$13.69	$14.13	$14.16

Income (loss) from operations:
Net investment income (loss)	0.02	0.12	0.04	(0.00) [5]	(0.06)	0.02	0.03
Net realized and unrealized gain (loss)	(0.35)	0.58	0.47	0.46	(1.97)	(0.06)	0.27
Total income (loss) from operations	(0.33)	0.70	0.51	0.46	(2.03)	(0.04)	0.30

Less distributions from:
Net investment income	(0.48)	(0.10)	—	—	—	—	(0.27)
Net realized gains	(0.44)	(0.32)	(0.24)	(0.43)	(0.19)	(0.40)	(0.06)
Total distributions	(0.92)	(0.42)	(0.24)	(0.43)	(0.19)	(0.40)	(0.33)

Net asset value, end of period	$10.80	$12.05	$11.77	$11.50	$11.47	$13.69	$14.13
Total return[6]	(2.22)%	6.13%	4.54%	4.27%	(15.07)%	(0.30)%	2.17%

Net assets, end of period (000s)	$1,279	$1,329	$1,381	$1,358	$1,435	$1,844	$1,672

Ratios to average net assets:
Gross expenses[7]	1.70%[8,9]	1.65%[9]	1.74%[9]	1.75%[9]	1.77%	2.08%[8]	1.83%[9]
Net expenses[7,10,11]	1.53 [8,9]	1.53 [9]	1.53 [9]	1.53 [9]	1.53	1.52 [8]	1.49 [9]
Net investment income (loss)	0.37 [8]	0.99	0.36	(0.01)	(0.50)	0.17 [8]	0.24

Portfolio turnover rate	19%	61%	42%	41%	65%	25%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2019 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

20	QS Strategic Real Return Fund 2019 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2019[2]	2018	2017	2016	2015	2014[3]	2013[4]

Net asset value, beginning of period	$11.82	$11.52	$11.31	$11.35	$13.63	$14.13	$14.07

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.05	(0.02)	(0.07)	(0.17)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	(0.32)	0.57	0.47	0.46	(1.92)	(0.05)	0.26
Total income (loss) from operations	(0.33)	0.62	0.45	0.39	(2.09)	(0.10)	0.21

Less distributions from:
Net investment income	(0.36)	—	—	—	—	—	(0.09)
Net realized gains	(0.44)	(0.32)	(0.24)	(0.43)	(0.19)	(0.40)	(0.06)
Total distributions	(0.80)	(0.32)	(0.24)	(0.43)	(0.19)	(0.40)	(0.15)

Net asset value, end of period	$10.69	$11.82	$11.52	$11.31	$11.35	$13.63	$14.13
Total return[5]	(2.42)%	5.51%	3.98%	3.68%	(15.50)%	(0.74)%	1.49%

Net assets, end of period (000s)	$122	$183	$196	$373	$490	$1,035	$1,260

Ratios to average net assets:
Gross expenses[6]	2.44%[7]	2.34%	2.28%[8]	2.28%	2.32%[8]	2.42%[7]	2.43%
Net expenses[6,9,10]	2.09 [7]	2.08	2.08 [8]	2.08	2.07 [8]	2.07 [7]	2.07
Net investment income (loss)	(0.23) [7]	0.44	(0.18)	(0.62)	(1.33)	(0.42) [7]	(0.33)

Portfolio turnover rate	19%	61%	42%	41%	65%	25%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2019 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs). dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Semi-Annual Report	21

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2019[2]	2018	2017	2016	2015	2014[3]		2013[4]

Net asset value, beginning of period	$12.52	$12.22	$11.87	$11.77	$14.02	$14.42		$14.19

Income (loss) from operations:
Net investment income (loss)	0.03	0.18	0.11	0.05	(0.01)	0.07		0.10
Net realized and unrealized gain (loss)	(0.35)	0.60	0.48	0.48	(2.01)	(0.07)		0.26
Total income (loss) from operations	(0.32)	0.78	0.59	0.53	(2.02)	(0.00)	[5]	0.36

Less distributions from:
Net investment income	(0.53)	(0.16)	—	—	(0.04)	—		(0.07)
Net realized gains	(0.44)	(0.32)	(0.24)	(0.43)	(0.19)	(0.40)		(0.06)
Total distributions	(0.97)	(0.48)	(0.24)	(0.43)	(0.23)	(0.40)		(0.13)

Net asset value, end of period	$11.23	$12.52	$12.22	$11.87	$11.77	$14.02		$14.42
Total return[6]	(2.01)%	6.62%	5.08%	4.68%	(14.62)%	(0.01)%		2.59%

Net assets, end of period (000s)	$1,719	$1,854	$1,674	$906	$808	$955		$890

Ratios to average net assets:
Gross expenses[7]	1.27%[8,9]	1.18%	1.20%[9]	1.17%[9]	1.24%[9]	1.44%[8]		1.26%[9]
Net expenses[7,10,11]	1.09 [8,9]	1.08	1.08 [9]	1.08 [9]	1.08 [9]	1.07	[8]	1.07 [9]
Net investment income (loss)	0.61 [8]	1.47	0.97	0.47	(0.05)	0.61	[8]	0.69

Portfolio turnover rate	19%	61%	42%	41%	65%	25%		55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2019 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expense, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

22	QS Strategic Real Return Fund 2019 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2019[2]	2018	2017	2016	2015	2014[3]	2013[4]

Net asset value, beginning of period	$12.36	$12.08	$11.73	$11.62	$13.85	$14.22	$14.19

Income (loss) from operations:
Net investment income	0.05	0.19	0.11	0.06	0.01	0.08	0.10
Net realized and unrealized gain (loss)	(0.35)	0.58	0.48	0.48	(2.00)	(0.05)	0.26
Total income (loss) from operations	(0.30)	0.77	0.59	0.54	(1.99)	0.03	0.36

Less distributions from:
Net investment income	(0.54)	(0.17)	—	—	(0.05)	—	(0.27)
Net realized gains	(0.44)	(0.32)	(0.24)	(0.43)	(0.19)	(0.40)	(0.06)
Total distributions	(0.98)	(0.49)	(0.24)	(0.43)	(0.24)	(0.40)	(0.33)

Net asset value, end of period	$11.08	$12.36	$12.08	$11.73	$11.62	$13.85	$14.22
Total return[5]	(1.86)%	6.62%	5.14%	4.83%	(14.58)%	0.21%	2.60%

Net assets, end of period (000s)	$96,894	$102,792	$101,496	$118,083	$115,721	$137,031	$133,765

Ratios to average net assets:
Gross expenses[6]	1.16%[7]	1.11%[8]	1.08%	1.08%	1.04%	1.08%[7]	1.09%
Net expenses[6,9,10]	0.98 [7]	0.98 [8]	0.98	0.98	0.98	0.97 [7]	0.97
Net investment income	0.92 [7]	1.55	0.91	0.55	0.04	0.70 [7]	0.74

Portfolio turnover rate	19%	61%	42%	41%	65%	25%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2019 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

QS Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. These financial statements are the consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

24	QS Strategic Real Return Fund 2019 Semi-Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

QS Strategic Real Return Fund 2019 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$35,942,027	—	$35,942,027
Common stocks:
Communication services	$807,907	653,334	—	1,461,241
Consumer discretionary	1,802,387	835,049	—	2,637,436
Consumer staples	670,811	646,970	—	1,317,781
Energy	395,965	704,847	—	1,100,812
Financials	2,368,758	1,787,566	—	4,156,324
Health care	1,943,262	282,401	—	2,225,663
Industrials	1,408,773	1,016,183	—	2,424,956
Information technology	2,127,840	634,335	—	2,762,175
Materials	206,872	742,652	—	949,524
Real estate	110,855	409,704	—	520,559
Utilities	181,857	283,252	—	465,109
Investments in underlying funds	16,812,007	—	—	16,812,007
U.S. government & agency obligations	—	16,273,178	—	16,273,178
Corporate bonds & notes	—	2,907,548	—	2,907,548
Non-U.S. treasury inflation protected securities	—	439,072	—	439,072
Sovereign bonds	—	197,416	—	197,416
Total long-term investments	28,837,294	63,755,534	—	92,592,828
Short-term investments†	5,581,588	—	—	5,581,588
Total investments	$34,418,882	$63,755,534	—	$98,174,416
Other financial instruments:
Futures contracts	930,793	—	—	930,793
Forward foreign currency contracts	—	71,888	—	71,888
Total other financial instruments	$930,793	$71,888	—	$1,002,681
Total	$35,349,675	$63,827,422	—	$99,177,097

26	QS Strategic Real Return Fund 2019 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$547,421	—	—	$547,421
Forward foreign currency contracts	—	$307,287	—	307,287
Total	$547,421	$307,287	—	$854,708

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

QS Strategic Real Return Fund 2019 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

(d) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

28	QS Strategic Real Return Fund 2019 Semi-Annual Report

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any,

QS Strategic Real Return Fund 2019 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of March 31, 2019, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $307,287. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

30	QS Strategic Real Return Fund 2019 Semi-Annual Report

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. QS Investors, LLC (“QS Investors”), is the Fund’s adviser and a subadviser. ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Ltd (“Western Japan”) are also the Fund’s subadvisers. Western Asset also manages the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between LMPFA and Western Asset (“Western Asset Agreement”). LMPFA, QS Investors, ClearBridge, Western Asset, Western Asset London and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the investment management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to QS Investors the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short term instruments allocated to Western Asset. QS Investors is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. QS Investors also provides management for a portion of the Fund’s assets.

LMPFA pays QS Investors for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided

QS Strategic Real Return Fund 2019 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

by QS Investors to the Subsidiary. LMPFA pays QS Investors for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by QS Investors. LMPFA pays ClearBridge for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. For Western Asset’s cash management services to the Fund pursuant to the Western Asset Agreement, LMPFA, not the Fund, pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by LMPFA. Western Asset pays Western Asset London for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset London. Western Asset pays Western Japan for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual fund operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2020, may be terminated prior to that date by agreement of LMPFA and the Board of Trustees, and may be terminated at any time after that date by LMPFA. The arrangements, however, may be modified by LMPFA to decrease total annual fund operating expenses at any time.

During the six months ended March 31, 2019, fees waived and/or expenses reimbursed amounted to $85,056.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

32	QS Strategic Real Return Fund 2019 Semi-Annual Report

Pursuant to these arrangements, at March 31, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires September 30, 2019	$1,961	$2,749	$854	$576	$113,331
Expires September 30, 2020	1,137	2,689	540	1,492	109,061
Expires September 30, 2021	899	1,691	496	1,824	138,435
Expires September 30, 2022	406	1,076	233	1,657	81,684
Total fee waivers/expense reimbursements subject to recapture	$4,403	$8,205	$2,123	$5,549	$442,511

For the six months ended March 31, 2019, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A2	Class I
LMPFA recaptured	$223	$285

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$2	$466	—
CDSCs	—	—	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of March 31, 2019, Legg Mason and its affiliates owned 97% of the Fund.

QS Strategic Real Return Fund 2019 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

3. Investments

During the six months ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$7,164,229	$7,354,069
Sales	8,865,609	9,822,098

At March 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$87,674,078	$11,247,015	$(746,677)	$10,500,338
Futures contracts	—	930,793	(547,421)	383,372
Forward foreign currency contracts	—	71,888	(307,287)	(235,399)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at March 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts[2]	$457,843	—	$34,290	$438,660	$930,793
Forward foreign currency contracts	—	$71,888	—	—	71,888
Total	$457,843	$71,888	$34,290	$438,660	$1,002,681

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Futures contracts[2]	$541,787	—	$5,634	$547,421
Forward foreign currency contracts	—	$307,287	—	307,287
Total	$541,787	$307,287	$5,634	$854,708

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

34	QS Strategic Real Return Fund 2019 Semi-Annual Report

The following tables provides information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended March 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts	$697,690	—	$(166,645)	$(1,552,625)	$(1,021,580)
Forward foreign currency contracts	—	$(1,051,646)	—	—	(1,051,646)
Total	$697,690	$(1,051,646)	$(166,645)	$(1,552,625)	$(2,073,226)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts	$(94,340)	—	$(114,847)	$(244,080)	$(453,267)
Forward foreign currency contracts	—	$(498,256)	—	—	(498,256)
Total	$(94,340)	$(498,256)	$(114,847)	$(244,080)	$(951,523)

During the six months ended March 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$53,522,227
Futures contracts (to sell)	23,488,862
Forward foreign currency contracts (to buy)	50,396,543
Forward foreign currency contracts (to sell)	13,358,985

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$8,050	$(75)	$7,975	—	$7,975
Citibank N.A.	12,829	(44,860)	(32,031)	—	(32,031)
Goldman Sachs Group Inc.	1,557	(349)	1,208	—	1,208
HSBC Securities Inc.	49,452	(262,003)	(212,551)	—	(212,551)
Total	$71,888	$(307,287)	$(235,399)	—	$(235,399)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

QS Strategic Real Return Fund 2019 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$359	$309
Class A2	1,578	1,656
Class C	653	189
Class I	—	783
Class IS	—	559
Total	$2,590	$3,496

For the six months ended March 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$406
Class A2	1,076
Class C	233
Class I	1,657
Class IS	81,684
Total	$85,056

6. Distributions to shareholders by class

	Six Months Ended March 31, 2019	Year Ended September 30, 2018
Net Investment Income:
Class A	$12,843	$4,256
Class A2	56,943	12,086
Class C	3,970	—
Class I	79,921	23,572
Class IS	4,596,330	1,514,098
Total	$4,750,007	$1,554,012

Net Realized Gains:
Class A	$11,213	$12,961
Class A2	49,391	37,027
Class C	4,792	5,435
Class I	62,947	44,467
Class IS	3,544,311	2,700,056
Total	$3,672,654	$2,799,946

36	QS Strategic Real Return Fund 2019 Semi-Annual Report

7. Shares of beneficial interest

At March 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	46	$488	1,671	$19,999
Shares issued on reinvestment	1,696	17,815	1,221	14,353
Shares repurchased	(3,688)	(39,889)	(22,545)	(272,414)
Net decrease	(1,946)	$(21,586)	(19,653)	$(238,062)

Class A2
Shares sold	5,358	$60,112	13,399	$159,781
Shares issued on reinvestment	10,297	106,333	4,238	49,113
Shares repurchased	(7,640)	(81,057)	(24,590)	(292,671)
Net increase (decrease)	8,015	$85,388	(6,953)	$(83,777)

Class C
Shares sold	—	—	1,232	$14,471
Shares issued on reinvestment	857	$8,762	480	5,435
Shares repurchased	(4,948)	(54,935)	(3,229)	(37,608)
Net decrease	(4,091)	$(46,173)	(1,517)	$(17,702)

Class I
Shares sold	78,933	$815,650	21,835	$269,296
Shares issued on reinvestment	13,332	142,868	5,653	68,039
Shares repurchased	(87,345)	(961,338)	(16,317)	(200,456)
Net increase (decrease)	4,920	$(2,820)	11,171	$136,879

Class IS
Shares sold	8,106	$95,000	139,668	$1,704,999
Shares issued on reinvestment	770,063	8,140,641	354,693	4,214,154
Shares repurchased	(347,790)	(3,930,000)	(583,992)	(7,111,609)
Net increase (decrease)	430,379	$4,305,641	(89,631)	$(1,192,456)

8. Recent accounting pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most

QS Strategic Real Return Fund 2019 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Consolidated Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Consolidated Financial Statements.

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

38	QS Strategic Real Return Fund 2019 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2018 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the Investment Management Agreement between QS Investors, LLC and the controlled foreign corporation for the Fund (the “Investment Management Agreement”), the advisory agreement (the “Advisory Agreement”) between QS Investors, LLC (the “Adviser”) and the Manager, the subadvisory agreement among the Manager, the Adviser and Western Asset Management Company, LLC (“Western Asset”), the subadvisory agreement among the Manager, the Adviser and ClearBridge Investments, LLC (“ClearBridge”), the subadvisory agreement between the Manager and the Adviser, the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Ltd (“Western Japan”), the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Limited (“WAML”) and the subadvisory agreement between the Manager and Western Asset pursuant to which Western Asset is engaged to provide day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under such subadvisory agreement. (Each subadvisory agreement is referred to as a “Subadvisory Agreement.”) Western Asset, ClearBridge, Western Japan and WAML are each referred to herein as a “Subadviser.” (The Management Agreement, Investment Management Agreement, the Advisory Agreement and the Subadvisory Agreements are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 10, 2018, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 1, 2018. The Board, including the Independent Trustees, at its November 2018 meeting, reviewed and evaluated the materials, including supplemental materials, provided to assist the Board in considering continuation of the Agreements.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement, the Investment Management Agreement, the Advisory Agreement and each Subadvisory Agreement. The Board considered that although no assets were currently being allocated to Western Asset under the Subadvisory Agreement for the provision of cash management services, the Manager recommended that the Subadvisory Agreement be continued to permit allocation of cash assets to Western Asset at such time as the Manager determined to be appropriate. The Board also considered that currently no assets were being managed

QS Strategic Real Return Fund	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

by ClearBridge, Western Japan or WAML, but the Manager recommended that these Subadvisory Agreements be continued. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and each Subadviser under the Management and Investment Management, Advisory and Subadvisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser and Subadvisers. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and Subadvisers, as applicable, and the Fund’s other service providers and the services rendered by the Adviser and the Subadvisers. The Board’s evaluation of the services provided by the Manager, the Adviser and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and the Subadvisers, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the Adviser’s portfolio management team primarily responsible for the strategic oversight of the Fund. The Board also considered the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager, the Adviser and the Subadvisers and the oversight provided by the Manager and/or the Adviser, as applicable. The Board also considered the Adviser’s and the Subadvisers’ brokerage policies and practices, the standards applied in seeking best execution and the existence of quality controls applicable to brokerage allocation procedures. The Board noted that the Adviser does not use soft dollars.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. The Board noted that although useful, the data provided by Broadridge may vary depending on the end dates selected and the selection of a peer group. In addition, the Board noted that it also had received and discussed at periodic intervals information comparing the Fund’s

40	QS Strategic Real Return Fund

performance to that of its Performance Universe and benchmark, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted that the Fund’s performance for the one-year period ended June 30, 2018 placed the Class I Shares in the first quintile (the first quintile being the best performers and the fifth quintile being the worst performers) and the Fund’s performance for the three- and five-year periods ended June 30, 2018 placed the Class I Shares in the fifth quintile. The Board considered that the Fund had been created to protect investors against inflation, which conditions had not yet occurred, and the analysis provided by the Adviser of the reasons for the longer-term underperformance of the Fund. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management, advisory and subadvisory services provided by the Manager, the Adviser and the Subadvisers, respectively. The Board reviewed the subadvisory fees, noting that the Manager or Western Asset, and not the Fund, pays the fee to the Adviser and the Subadvisers. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement) (the “Actual Management Fee”). The Board also considered that the contractual expense cap had been extended to December 31, 2020.

The Board also reviewed information regarding the fees the Manager and QS charged any of their U.S. clients that were included in the same performance composite as the Fund, noting that there were none.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that for the Class I Shares the Contractual and Actual Management Fees were lower than the median of the Broadridge expense group (first quintile) and that actual expense ratios were equal to the Broadridge expense group median (third quintile), but higher than the expense universe median (fourth quintile) (the first quintile being the lowest fees and the fifth quintile being the highest fees). The Board also reviewed the expense ratios for Class A2 and Class IS Shares of the Fund.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31,

QS Strategic Real Return Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

2018 and 2017, which corresponds to Legg Mason’s fiscal year end. The Board also received certain information showing historical profitability for fiscal years 2014 through 2018. The Board noted that in 2016 Legg Mason had engaged an independent consultant to assess the methodologies used by Legg Mason for its profitability study and the Board received a report from the independent consultant. The Board also noted that Legg Mason detailed the changes to its methodology from those used in 2016. The Board considered the profitability study along with the other materials previously provided to the Board and concluded that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown, and whether the Fund has appropriately benefited from any economies of scale. Among other information, the Board reviewed management fee reductions due to waivers during the Manager’s 2014 through 2018 fiscal years. Given the asset size of the Fund and the complex and the fee waivers, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, enhanced industry recognition and the potential for reduced vendor pricing. The Board also considered the information provided regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Contractual and Actual Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

42	QS Strategic Real Return Fund

QS

Strategic Real Return Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Investors, LLC

Subadvisers

ClearBridge Investments, LLC

QS Investors, LLC

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012787 5/19 SR19-3606

ITEM 2.	CODE OF ETHICS.

  Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

  Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

  Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

  Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

  Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

  Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

  Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

  Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

  Not applicable.

ITEM 13.	EXHIBITS.

  (a) (1) Not applicable.

  Exhibit 99.CODE ETH

  (a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

  Exhibit 99.CERT

  (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

  Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer
Date:	May 20, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 20, 2019